Page 19 of 19 Pages

                                    EXHIBIT C

                             JOINT FILING AGREEMENT

               The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Hain Food Group, Inc. dated February 18, 1997 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date:  February 18, 1997                SOROS FUND MANAGEMENT LLC


                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Assistant General Counsel


                                        GEORGE SOROS


                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


                                        STANLEY F. DRUCKENMILLER


                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


                                        WHITE ROCK CAPITAL, L.P.


                                        By:  /S/ THOMAS U. BARTON
                                             ----------------------------------
                                             Thomas U. Barton
                                             General Partner


                                        /S/ THOMAS U. BARTON
                                        ---------------------------------------
                                        Thomas U. Barton


                                        /S/ JOSEPH U. BARTON
                                        ---------------------------------------
                                        Joseph U. Barton